Exhibit 10.7.2

SECOND AMENDMENT TO LICENSE AGREEMENT

THIS SECOND AMENDMENT TO LICENSE AGREEMENT (this “Second Amendment”) is made and entered into as of October 21, 2013 (“Effective Date”), by and between KINEX PHARMACEUTICALS, INC. (formerly Kinex Pharmaceuticals, LLC), a corporation organized and existing under the laws of the State of Delaware and having its principal office at 701 Ellicott Street, Buffalo, New York 14203, United States (“Kinex”) and HANMI PHARMACEUTICAL LTD., a publicly traded company existing under the laws of South Korea and having its principal office at 14, Wiryeseong-daero, Songpa-gu, Seoul, 138-724 South Korea (“Hanmi”).

WITNESSTH:

WHEREAS, Hanmi and Kinex entered into a License Agreement on December 16, 2011 for the license by Hanmi to Kinex of rights in the Hanmi Orascovery Program which was amended by First Amendment dated November 9, 2012 (the “License”); and

WHEREAS, Hanmi and Kinex now wish to further amend the License to amend the definition of “Territory” to add Malaysia, Thailand, Vietnam, Philippines and Indonesia.

NOW, THEREFORE, the Parties hereby agree as follows:

1. All capitalized terms used in this Second Amendment and not defined herein shall have the meaning given to them in the License. Except as amended by this Second Amendment, the License shall continue in full force and effect.

2. Section 1.66 of the License is amended and restated in its entirety to read as follows:

“Territory” means the following designated countries and all countries within the following designated continents or economic union only: North America, South America, European Union, Australia, New Zealand, Russia, Eastern Europe, Taiwan, Hong Kong, Macau, Singapore, Malaysia, Thailand, Vietnam, Philippines and Indonesia. All other countries are expressly excluded including, but not limited to, the Asian countries of Japan, Mainland China, Korea, and India; provided, however, that Mainland China was licensed to Kinex under a separate license agreement dated June 28, 2013.

IN WITNESS WHEREOF, the Parties have executed this Second Amendment as of the date first set forth above.

KINEX PHARMACEUTICALS, LLC		HANMI PHARMACEUTICAL LTD.

By:	/s/ Johnson Lau	By:	/s/ Gwan-Sun Lee
	Johnson Lau, CEO		Gwan-Sun Lee, President and CEO